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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 16, 2007

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                                  SENDTEC, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-51702               43-2053462
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

  877 EXECUTIVE CENTER DRIVE WEST
      ST. PETERSBURG, FLORIDA
       (Address of principal                                        33702
        executive offices)                                        (Zip Code)

       Registrant's telephone number, including area code: (727) 576-6630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
          OFFICERS.

     On January 16, 2007, the board of directors of SendTec, Inc. (the
"Company") appointed Mr. Robert F. Hussey to serve as a director of the Company.

     Mr. Hussey is a member of the boards of directors and audit committees of
Axcess International, Inc. (NASDAQ: AXSI) and World Racing Group, Inc. (NASDAQ
DMSP), and also serves on the boards of Digital Lightwave Inc. (NASDAQ: DIGL)
and Argentum Capital Partners. From 2005 to 2006, Mr. Hussey served as the interim President and Chief Executive Officer of Digital Lightwave Inc., a
leading provider of optical networking test equipment and technology, and from
2001 to 2005, Mr. Hussey served as the Chief Operating Officer and as a director of H.C. Wainwright & Co., Inc., a full-service securities firm. Mr. Hussey received a Bachelors of Science degree from Georgetown University in 1971 and a
Masters of Business Administration from George Washington University in 1973.

     Pursuant to the Company's 2005 Non-Employee Director Stock Option Plan, Mr.
Hussey was awarded options to purchase 50,000 shares of the Company's common stock on the date of his appointment, and will be entitled to such other compensation that the Company customarily offers to its non-employee directors, including a $2,500 quarterly retainer fee payable on each December 31, March 31,
June 30, and September 30, and a $1,000 per meeting fee.

ITEM 8.01 OTHER EVENTS.

     On January 19, 2007, the Company issued a press release announcing Mr.
Hussey's appointment to the Company's board of directors. The complete text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION
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    99.1      Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SENDTEC, INC.

                                        By: /s/ Paul Soltoff
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                                        Name: Paul Soltoff
                                        Title: Chief Executive Officer

Date: January 19, 2007